UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2025
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

Amendment to Equity Reserve Facility

On October 24, 2025, Direct Digital Holdings, Inc., a Delaware Corporation (the “Company”), entered into an Amendment No. 1 to Share Purchase Agreement (the “Amendment”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), which amends the Share Purchase Agreement, dated October 18, 2024, between the Company and New Circle (as amended, the “Purchase Agreement”). Under the original Purchase Agreement, New Circle committed to purchase, subject to certain limitations, up to $20 million (the “Original Commitment”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”). The Amendment (i) increases the Original Commitment to a total of $100 million in aggregate gross proceeds of Class A Common Stock, (ii) modifies the first of two pricing options (as detailed below), (iii) adds an incremental commitment fee payable by the Company to New Circle equal to $50,000 for each $5 million in aggregate gross proceeds, to be paid out of sale proceeds, (iv) adds a one-time upsize commitment fee issuable to New Circle in connection with the Amendment equal to 100,000 shares of Class A Common Stock, and (v) effects certain other changes. The remainder of the Purchase Agreement remains unchanged, a description of which has been previously disclosed.

Under the Purchase Agreement, New Circle is obligated to purchase shares of Class A Common Stock as the Company directs, subject to certain conditions and limitations. Upon the Company’s submission of a purchase notice, shares will be issued from the Company to New Circle, and New Circle will pay a price per share calculated based on a discount to recent trading prices of the Class A Common Stock. After the Amendment, the purchase price per share for each purchase will be, at our election:

•the lowest sales price of our Class A Common Stock during the period commencing, if we submitted the purchase notice prior to 3:00 p.m. Eastern Time on a trading day, the open of trading on such day and ending on 4:00 pm Eastern Time on such trading day; or

•97.5% of the lowest volume weighed average price per share of our Class A Common Stock during the three consecutive trading days commencing on (i) if we submitted the purchase notice prior to 9:00 a.m. Eastern Time on a trading day, the open of trading on such day, or (ii) if we submitted the purchase notice after 9:00 a.m. Eastern Time on a trading day, the opening of trading on the immediately succeeding trading day.

The net proceeds from sales, if any, under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its Class A Common Stock to New Circle. The Company expects that any proceeds received by the Company from such sales to New Circle will be used to reduce outstanding debt, if required by the Company’s debt agreements, and for general corporate purposes, which may include making additions to our working capital. It is possible that no shares will be issued under the Purchase Agreement.

Tenth Amendment to Term Loan Facility

On October 28, 2025, Direct Digital Holdings, LLC (“DDH LLC”), as borrower, entered into the Tenth Amendment (the “Tenth Amendment”) to the Term Loan and Security Agreement dated December 3, 2021 (the “Term Loan Facility”) with the Company, Colossus Media, LLC, Huddled Masses LLC and Orange142, LLC, as guarantors (such guarantors together with DDH LLC, the “Credit Parties”), and Lafayette Square Loan Servicing, LLC (“LS”), as administrative agent, and Lafayette Square USA, Inc. (“Lafayette”) and the other lenders from time to time party thereto. Under the terms of the Tenth Amendment, the parties agreed that the Company shall have the ability (but not the obligation) to, from time to time, request that Lafayette exchange and/or convert (each, an “Exchange”), in whole or in part, shares of Series A Preferred Stock, par value $0.001, of the Company (the “Series A Preferred Stock”), with an aggregate face amount of $35.0 million into shares of Class A Common Stock; provided, that Lafayette is permitted to decline any such request in its sole discretion and is required to decline any such request that would cause Lafayette to exceed the Beneficial Ownership Limitation (as defined in the Tenth Amendment). The Tenth Amendment provides that the ratio for each Exchange shall be, for each share of Series A Preferred Stock so exchanged, the quotient of (1) the Accumulated Conversion Value (as defined in the Certificate of Designation for the Series A Preferred Stock) attributable to such share of Series A Preferred Stock, divided by (2) the volume-weighted average price of the Class A Common Stock for the 20-trading day trailing period immediately preceding the delivery of the notice pursuant to the procedures set forth in the Tenth Amendment, rounded down to the nearest whole share. The Tenth Amendment further provides that the parties shall make reasonable best efforts to sell any shares of Class A Common Stock received in an Exchange within three business days following the consummation of such Exchange.

Additionally, the Tenth Amendment removes the requirement for the Credit Parties to make a prepayment of the loans under the Term Loan Facility with any proceeds received from the sale of Series A Preferred Stock and provides for certain other technical amendments to the Term Loan Facility to permit the Exchange.

The Credit Parties also agreed to amend and restate the letter agreement dated October 14, 2025 (as so amended and restated, the “Letter Agreement”) pursuant to a new agreement on substantially similar terms to pay a $35.0 million exit fee at the time none of the Series A Preferred Stock issued to Lafayette is outstanding; provided, that (i) if the Credit Parties redeem in full the Series A Preferred Stock at the Series A Liquidation Amount (as defined in the Certificate of Designation for the Series A Preferred Stock) on or prior to December 31, 2026, such exit fee is no longer due and payable and (ii) the amount of the exit fee reduces over time on a cumulative basis by redemptions and conversions of the shares of Series A Preferred Stock pursuant to the terms of the Certificate of Designation for the Series A Preferred Stock, as well exchanges of the Series A Preferred Stock pursuant to the Exchange.

The foregoing descriptions of the Amendment, the Tenth Amendment and the Letter Agreement are qualified in their entirety by reference to the full texts of the Amendment, the Tenth Amendment and the Letter Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and which are incorporated herein in their entirety by reference. Details of the Purchase Agreement can be found in the Company’s previous filings with the Securities and Exchange Commission.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”) and subsequent periodic and or current reports filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this Current Report are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:
The forward-looking statements contained in this Current Report are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following:
the conditions to our ability to sell Class A Common Stock to New Circle, including the effectiveness of any registration statement registering the resale by New Circle of the shares of Class A Common Stock; the exchange or conversion of Series A Preferred Stock into Class A Common Stock or the terms under which such exchange or conversion may take place, including any applicable ratio or number of shares associated therewith; the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; any future ineligibility to file short-form registration statements on Form S-3, which may impair our ability to raise capital; our failure to satisfy applicable listing standards of the Nasdaq Capital Market resulting in a potential delisting of our common stock; costs, risks and uncertainties related to restatement of certain prior period financial statements; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our buy-side clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; the fact that DDH LLC is controlled by DDM, whose interest may differ from those of our public stockholders; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 3.02 Unregistered Sales of Equity Securities.

The information with respect to the Exchange(s) contained above under “Tenth Amendment to Term Loan Facility” in Item 1.01 is hereby incorporated by reference into this Item 3.02. The shares of Class A Common Stock issuable upon the Exchange of the Series A Preferred Stock will be issued, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 3(a)(9) of the Securities Act and/or Section 4(a)(2) of the Securities Act as a transaction not involving a public offering, and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Share Purchase Agreement by and between Direct Digital Holdings, Inc. and New Circle Principal Investments LLC, dated October 24, 2025.
10.2
Tenth Amendment to Term Loan and Security Agreement, dated October 28, 2025, by and among Direct Digital, LLC, as borrower, Colossus Media, LLC, Huddled Masses LLC, Orange142, LLC, and Direct Digital Holdings, Inc., as guarantors, and Lafayette Square Loan Servicing, LLC, as administrative agent, and the various lenders thereto.

10.3
Letter Agreement, dated October 28, 2025, by and among Direct Digital, LLC, Colossus Media, LLC, Huddled Masses LLC, Orange142, LLC, and Direct Digital Holdings, Inc. and Lafayette Square Loan Servicing, LLC and Lafayette Square USA, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2025 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer